UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2024

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard Suite 6000 West
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2024, Entravision Communications Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). As of the record date of April 17, 2024, there were a total of 80,374,875 shares of Class A common stock issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 72,013,636 shares of Class A common stock were present in person or by proxy, representing a quorum.

At the Annual Meeting, the Company’s stockholders: (i) elected each of the eight persons listed below under “Election of Directors” to serve as a director of the Company until the 2025 annual meeting of the stockholders and until their successors are duly elected and qualified; (ii) ratified the appointment of Deloitte & Touche, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) approved, on an advisory, non-binding basis, the compensation of our named executive officers; (iv) approved an amendment and restatement of the Company's 2004 Equity Incentive Plan, as previously amended to, among other things, increase the number of shares of our Class A common stock authorized for issuance thereunder by 7,500,000 shares; (v) approved the Company's 2024 Employee Stock Purchase Plan; and (vi) approved the amendment and restatement of the Company's Third Amended and Restated Certificate of Incorporation to provide for the exculpation of officers to the fullest extent permitted by Delaware law. The results of the voting at the Annual Meeting on each such matter are set forth below.

1. Election of Directors:

Name	For	Withheld	Broker Non-Votes
Paul Anton Zevnik	53,765,497	10,102,390	8,145,749
Gilbert R. Vasquez	55,824,800	8,043,087	8,145,749
Martha Elena Diaz	55,518,124	8,349,763	8,145,749
Fehmi Zeko	56,003,166	7,864,721	8,145,749
Thomas Strickler	55,685,264	8,182,623	8,145,749
Brad Bender	55,748,271	8,119,616	8,145,749
Michael Christenson	63,632,938	234,949	8,145,749
Lara Sweet	56,730,163	8,137,724	8,145,749

2. Ratification of the appointment of Deloitte & Touche, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	71,527,650
Votes Against	478,828
Abstentions	7,158
Broker Non-Votes	0

3. Approval of Executive Compensation (Non-Binding Advisory Resolution):

Votes For	49,537,454
Votes Against	13,641,680
Abstentions	688,753
Broker Non-Votes	8,145,749

4. Amendment and restatement of the Company's 2004 Equity Incentive Plan:

Votes For	38,493,269
Votes Against	25,296,554
Abstentions	76,064
Broker Non-Votes	8,145,749

5. Approval of the Company's 2024 Employee Stock Purchase Plan:

Votes For	63,686,567
Votes Against	138,232
Abstentions	43,088
Broker Non-Votes	8,145,749

6. Amendment and restatement of the Company's certificate of incorporation:

Votes For	52,385,236
Votes Against	11,452,259
Abstentions	30,392
Broker Non-Votes	8,145,749

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	June 3, 2024	By:	/s/ Michael Christenson
Michael Christenson, Chief Executive Officer